                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        August 16, 2004
                                                 -------------------------------


                           COVER-ALL TECHNOLOGIES INC.
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             (Exact name of Registrant as Specified in its Charter)


          Delaware                    0-13124                   13-2698053
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(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


                18-01 Pollitt Drive, Fair Lawn, New Jersey 07410
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code          (201) 794-4800
                                                   -----------------------------


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  EXHIBITS.

     (c)       EXHIBITS.

     99.1      Press Release, dated August 16, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is being furnished under Item 12, "Results of Operations and Financial Condition":

     On August 16, 2004, Cover-All Technologies Inc., a Delaware corporation, issued the press release, attached as Exhibit 99.1 hereto, reporting its operating results for the quarter ended June 30, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COVER-ALL TECHNOLOGIES INC.


Date: August 16, 2004                   By:   /s/ Ann Massey
                                           -------------------------------------
                                            Ann Massey, Chief Financial Officer









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